UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2017

AMERICAN CAMPUS COMMUNITIES, INC.

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill County Blvd., Suite T-200, Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 732-1000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information contained in Item 5.02 below is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) and (c) On January 10, 2017, American Campus Communities, Inc. (the “Company”) announced that it is separating the roles of President and Chief Executive Officer, with William C. Bayless, Jr. remaining as Chief Executive Officer and James C. Hopke, Jr. being promoted to the position of President. Mr. Hopke (age 55) served as Executive Vice President and Chief Operating Officer from October 2014 to January 10, 2017, as Executive Vice President-Asset Management from November 2013 to October 2014, as Executive Vice President-Project Management and Construction from November 2007 to November 2013 and as Executive Vice President and Chief Investment Officer from May 2005 to November 2007. From November 2002 to April 2005, Mr. Hopke served as Vice President, Asset Management and Advisory Services for Wachovia Securities’ Real Estate Capital Markets group. From February 2000 to November 2002, he served as Senior Vice President, Acquisitions of the Company’s predecessor entities. Mr. Hopke was previously a Vice President of JPI Development and Insignia Financial Group, and is a former MAI Member of The Appraisal Institute.

Effective as of January 10, 2017, Jennifer Beese has been promoted to the position of Executive Vice President and Chief Operating Officer. Ms. Beese (age 43) served as Executive Vice President-Operations, Marketing and Leasing from November 2013 to January 10, 2017, and as Senior Vice President of Marketing and Leasing Administration from November 2007 to November 2013. Ms. Beese joined the Company in November 1999, previously holding the position of Vice President of Leasing Administration. From 1994 to 1999, she held various property management positions with JPI.

Effective as of January 10, 2017, Kim K. Voss has been promoted to the position of Executive Vice President and Chief Accounting Officer. Ms. Voss (age 41), a Certified Public Accountant, has served as Executive Vice President and Controller since May 2015 and is responsible for the Company’s accounting and financial reporting functions, including SEC reporting, technical accounting, and Sarbanes Oxley compliance. She served as Senior Vice President and Controller from November 2007 to May 2015 and joined the Company in 2004 to help lead its accounting department through its initial public offering and transition to a publicly traded company. Ms. Voss began her career as an auditor with Arthur Andersen LLP in San Francisco, where her client base consisted primarily of REITs and other real estate entities. Prior to joining the Company, she served as an Assistant Controller with AMB Property Corporation (now Prologis).

Effective as of March 31, 2017, Jonathan A. Graf will resign as the Company’s Executive Vice President and Chief Financial Officer, and will retire from the Company effective as of

June 30, 2017. The Company and Mr. Graf entered into a Separation Agreement and Mutual General Release, dated as of January 10, 2017 (the “Separation Agreement”). The Separation Agreement provides, among other things, that (i) the Company will continue to pay Mr. Graf his base salary to which he is entitled under his current employment agreement through June 30, 2017 and will pay to Mr. Graf $2,138,467 on June 30, 2017, (ii) Mr. Graf will retain all of the restricted stock awards, common units and other stock-based awards previously granted to him that have vested as of June 30, 2017 and all restricted stock awards or other stock-based awards unvested as of June 30, 2017 will vest on such date, and (iii) the Confidentiality and Noncompetition Agreement between the Company and Mr. Graf will survive the termination of Mr. Graf’s employment with the Company. The foregoing provisions are consistent with those set forth in Mr. Graf’s current employment agreement with respect to a termination without cause. The Separation Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also effective as of March 31, 2017, Daniel B. Perry will be promoted to Executive Vice President and Chief Financial Officer. Mr. Perry (age 43) has served as Executive Vice President-Capital Markets since May 2011, as Senior Vice President-Capital Markets from November 2007 to May 2011 and as Vice President of Investments from February 2005 to November 2007. From 2002 to 2005, Mr. Perry held positions in the investment banking division of Citigroup Global Markets, where he assisted with the successful completion of the Company’s initial public offering in 2004. From 1996 to 2001, he worked in the corporate finance divisions of BNP Paribas and NationsBank.

On January 10, 2017, the Company entered into amendments to the employment agreements with each of Mr. Bayless, Mr. Hopke, Ms. Beese, Ms. Voss and Mr. Perry to reflect the respective changes in the positions described above.

Item 7.01	Regulation FD Disclosure

The press release related to matters described above is attached hereto as Exhibit 99.5.

Such information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

The Exhibits to this Report are listed on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2017	AMERICAN CAMPUS COMMUNITIES, INC.

	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

	By:	American Campus Communities Holdings LLC, its general partner

		By:	American Campus Communities, Inc., its sole member

			By:	/s/ Jonathan A. Graf
Jonathan A. Graf Executive Vice President,
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Title

99.1	Separation Agreement and Mutual General Release, dated as of January 10, 2017, between American Campus Communities, Inc. and Jonathan A. Graf

99.2	Fourth Amendment to Employment Agreement, dated as of January 10, 2017, between American Campus Communities, Inc. and William C. Bayless, Jr.

99.3	Fifth Amendment to Employment Agreement, dated as of January 10, 2017, between American Campus Communities, Inc. and James C. Hopke, Jr.

99.4	Second Amendment to Employment Agreement, dated as of January 10, 2017, between American Campus Communities, Inc. and Daniel B. Perry

99.5	Press Release, dated January 10, 2017

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